Statements of Operations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Operating expenses:
Research and development	$ 2,368	$ 1,147
General, administrative and other	6,521	3,320
Total operating expenses	8,889	4,467
Loss from operations	(8,889)	(4,467)
Change in fair value of liability instrument	(7,236)
Other loss	(213)
Interest expense	(147)	(654)
Net loss	(16,485)	(5,121)
Deemed dividend	(2,573)
Net loss attributable to common stockholders	$ (19,058)	$ (5,121)
Net loss per share, basic	$ (0.68)	$ (0.18)
Net loss per share, diluted	$ (0.68)	$ (0.18)
Weighted-average shares outstanding, basic	28,230,842	28,230,842
Weighted-average shares outstanding, diluted	28,230,842	28,230,842